UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

FNCB Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On October 31, 2016, FNCB Bancorp, Inc. (the “FNCB”) issued a press release announcing the following actions by the Board of Directors:

1)	Declaration of a dividend on its common stock for the fourth quarter of 2016 of $.03 per share. The dividend is payable December 15, 2016 to shareholders of record December 1, 2016.

2)

Approval of the acceleration of a partial repayment in the amount of $4.0 million on its fixed-rate subordinated notes due 2019. The partial repayment, which was to be due and payable on September 1, 2017, will be paid to Noteholders on December 1, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

Exhibits:

99.1     Press Release issued October 31, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNCB BANCORP, INC.

	By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer

Dated: October 31, 2016